                        SEMIANNUAL REPORT / APRIL 30 2001

                         AIM GLOBAL INFRASTRUCTURE FUND

                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                     L'ECLUSE DE LA MONNAIE BY PAUL SIGNAC

           THROUGHOUT HISTORY, MAJOR INFRASTRUCTURE PROJECTS SUCH AS

        BRIDGES, CANALS AND ROADS HAVE BEEN VITAL TO A NATION'S SUCCESS.

         NOW, THE DEFINITION OF "INFRASTRUCTURE" HAS EXPANDED TO INCLUDE

            TELECOMMUNICATIONS, ELECTRICITY AND HIGH TECHNOLOGY--THE

              INTANGIBLE BRICKS AND MORTAR OF THE MODERN ECONOMY.

                     -------------------------------------


AIM Global Infrastructure Fund seeks to provide long-term growth of capital. The fund invests in equity securities of companies in established and emerging economies throughout the world that design, develop or provide products and services necessary for creating and maintaining a country's infrastructure.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Infrastructure Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had the advisor not waived fees, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o Average annual total returns as of 4/30/01, including sales charges, were as follows: Class A shares, inception (5/31/94), 5.56%; five years, 3.36%; one year, -31.16%. Class B shares, inception (5/31/94), 5.77%, five years, 3.56%; one year, -31.06%. Class C shares, inception (3/1/99), 3.16%, one year, -28.76%.
o In addition to returns as of the close of the reporting period, industry regulations require us to provide the fund's average annual total returns (including sales charges) for periods ended 3/31/01 (the most recent calendar quarter-end), which are as follows. Class A shares, inception (5/31/94), 4.51%; five years, 3.31%; one year, -43.46%. Class B shares, inception (5/31/94), 4.73%; five years, 3.53%; one year, -43.36%. Class C shares, inception (3/1/99), -0.28%; one year, -41.59%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its returns is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                         AIM GLOBAL INFRASTRUCTURE FUND

                    SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were investments, inevitably rising. That was never true.
Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
     Similarly, different asset classes go in and out of favor.
Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
   Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
   Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
   If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman


                         AIM GLOBAL INFRASTRUCTURE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW


AIM GLOBAL INFRASTRUCTURE FUND STRUGGLES AMID DIFFICULT PERIOD IN GLOBAL MARKET

THE STOCK MARKET'S WOES HAVE MADE HEADLINES FOR MONTHS. HOW DID THE FUND
PERFORM?
Conditions prevailing in the global stock market during the reporting period were very challenging, and the fund's returns were disappointing. For the six-month period ended April 30, 2001, the fund posted total returns of -24.62% for Class A shares, -24.83% for Class B shares and -24.86% for Class C shares, excluding sales charges.
    On an encouraging note, the market rallied impressively during April, and the fund moved into positive territory. Returns at net asset value were 7.56% for Class A shares, 7.48% for Class B shares and 7.60% for Class C shares for the month.

WHAT FACTORS MADE THE PERIOD DIFFICULT?
Economies worldwide entered a slowdown phase, and stock markets slid accordingly. Oil prices continued to rise, undermining the buying power of businesses as well as consumers. The lagging value of the euro remained a drain on the income of U.S.-based multinational corporations that market in Europe. A further steep drop in the values of technology-oriented stocks during November exerted a ripple effect on stocks in other sectors. Retailers saw disappointing sales volume during the critical holiday buying season.
    Companies in a broad spectrum of industries announced that their earnings would fall short of analysts' expectations. Many investors reacted with generalized alarm, abandoning not only the company making the announcement, but also other firms in the same sector, including companies whose performance was perfectly healthy.
    In January, the Federal Reserve Board (the Fed) began cutting short-term interest rates to stimulate the economy. Four rate reductions, totaling 200 basis points, had occurred by the end of April 2001, bringing the federal funds rate (the rate for overnight loans between banks) down to 4.5% from 6.5% at the beginning of the period.

                       -----------------------------------

                       ON AN ENCOURAGING NOTE, THE MARKET

                       RALLIED IMPRESSIVELY DURING APRIL,

                            AND THE FUND MOVED INTO

                              POSITIVE TERRITORY.

                       -----------------------------------

    From January through March, consumers expressed negative sentiment about the soundness of the economy, yet did not reduce their own spending. The figures for April, however, showed that unemployment had risen to 4.5% from 4.3% in March, sparking concern that consumers might rein in spending and start a recession.
    For infrastructure stocks, though, April was a good month. The fund's performance surged into positive figures for the month, recouping some of its losses from the preceding months.

WHAT CHANGES DID THE FUND MAKE TO ADDRESS THE SITUATION?
The fund's weight in the utility sector increased substantially, not only because its holdings rose in market value, but also because the management team increased the number of utility-related securities. California's power shortage and rolling blackouts spotlighted the importance of electrical-power generation and transmission, as well as oil and gas, which fuel many power-production facilities.
    The fund's exposure to the energy sector also rose considerably. Increases in prices for energy-related stocks accounted for some of this increase, but the fund also acquired several new energy securities or added to existing positions. Natural-gas and electric companies were particularly worthy of note.

[IMAGE]

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          See important fund and index disclosures inside front cover.

                         AIM GLOBAL INFRASTRUCTURE FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

==================================================================================================================================
TOP 10 EQUITY HOLDINGS                                            TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------------------------
  1.  Enron Corp.                      7.66%     1.  Electric Companies                      18.85%    1.  United States    62.22%

  2.  AES Corp. (The)                  3.81      2.  Natural Gas                             13.88     2.  United Kingdom    5.73

  3.  SBC Communications Inc.          3.52      3.  Telephone                                9.87     3.  Spain             5.09

  4.  Pinnacle West Capital Corp.      3.21      4.  Telecommunications (Cellular/Wireless)   7.39     4.  France            4.07

  5.  FPL Group, Inc.                  2.55      5.  Power Producers (Independent)            5.94     5.  Italy             3.93

  6.  Vodafone Group PLC (U.K.)        2.49      6.  Computers (Software and Services)        3.71     6.  Japan             2.97

  7.  NTT DoCoMo, Inc. (Japan)         2.47      7.  Water Utilities                          3.51     7.  Israel            1.31

  8.  El Paso Corp.                    2.38      8.  Oil & Gas (Exploration & Production)     3.49     8.  Germany           1.12

  9.  Telecom Italia S.p.A. (Italy)    2.10      9.  Computers (Networking)                   3.47     9.  Brazil            0.93

 10.  Dynegy Inc.--Class A             2.02     10.  Manufacturing (Diversified)              3.12    10.  Finland           0.89


The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold a particular security.

==================================================================================================================================

    The fund decreased its exposure to technology by about half during the period.

WHAT ARE SOME HOLDINGS YOU CURRENTLY FIND ATTRACTIVE?

o Enron, North America's largest wholesaler of electricity and natural gas, provides services for managing and transporting other commodities, from coal to bandwidth.
o AES is a large independent power producer that operates and owns electric power plants in several countries.
o SBC Communications provides telecommunications products and services through a global network of leading brands such as Southwestern Bell and Prodigy.
o Pinnacle West is a holding company for Arizona Public Service Company, Arizona's largest electric utility.
o FPL Group is engaged in the generation, transmission, distribution and sale of electric energy to 3.8 million customers in Florida.
o Vodafone's digital mobile-phone network provides coverage for 99% of the U.K.'s population.
o NTT DoCoMo, Japan's largest and the world's third-largest provider of cellular-phone service, leads in "i-mode" phones, which provide mobile Internet service.
o El Paso Energy gathers, processes and transports natural gas, and is engaged in the development and operation of energy-infrastructure facilities.
o Telecom Italia offers fixed-line and mobile telecommunications services in Italy and elsewhere in Europe.
o Dynegy markets natural gas, electricity, coal, emissions and natural-gas liquids in North America, continental Europe and the United Kingdom.

WHAT WERE CONDITIONS LIKE AT THE END OF THE REPORTING PERIOD?
U.S. inflation remained low. Retailers and wholesalers were working through the excess inventory on their shelves.
    Following the Fed's interest-rate reductions, central banks in many nations began cutting rates. Such movements are designed to stimulate economies by making capital more available to companies to finance operations or expansion. As this tends to increase earnings capacity, declining-interest-rate environments have historically been favorable for stocks.
    However, the European Central Bank had not reduced interest rates by the close of the reporting period. Though earnings-growth forecasts for the euro-zone had been revised downward, they still exceeded anticipated U.S. growth. Sweeping tax reforms enacted in several euro-zone countries were expected to cushion that economic area further. If these forecasts are borne out, it would suggest favorable growth for European stocks.

                     -------------------------------------

                           ECONOMIES WORLDWIDE ENTERED

                           A SLOWDOWN PHASE, AND STOCK

                            MARKETS SLID ACCORDINGLY.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                         AIM GLOBAL INFRASTRUCTURE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION


AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information. To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]


   A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
          Funds--Registered Trademark-- o AMVESCAP National Trust Company


                         AIM GLOBAL INFRASTRUCTURE FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



                      WORLDLY TERMS FOR INVESTING OVERSEAS


Opportunities to invest overseas through mutual funds continue to grow as foreign markets expand and the mutual fund industry broadens its product line.
    Here are some definitions you may find helpful in understanding your global investments.

INTERNATIONAL AND GLOBAL FUNDS. International funds invest substantially all their assets outside the United States. Global funds invest here and overseas. This may enhance opportunities for an investment's growth since a slump in one nation's market may be offset by another's good performance. However, by placing all its assets overseas, an international fund exposes your entire investment in it to currency risk. A global fund may provide some shelter from currency risk because some of its investments will be in U.S. stocks or bonds. The risk/reward profile of a global fund may resemble that of an international fund. In addition to currency risk, international and global funds pose other risks not associated with domestic investing, including differences in accounting and in custody arrangements for a fund's foreign holdings, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

EMERGING OR DEVELOPING MARKETS. Markets in countries moving from agriculture-based to industrialized economies, or from socialized systems to free markets. Brazil and Poland are examples. Relatively few securities trade in such new markets--imagine a market with as many companies as Wyoming rather than as many as the United States. The total market capitalization of Taiwan, for instance, is smaller than that of some large American corporations.
    Small size makes these markets vulnerable to the movement of large amounts of money, as the global crises of 1997-98 demonstrated. They are also very dependent on the health of more developed countries, whose prosperity often creates the demand for the goods and services developing markets have to offer. Because of these characteristics, a mutual fund that invests in developing nations is a riskier investment than a fund that invests only in developed markets.

ADRS (AMERICAN DEPOSITARY RECEIPTS). Tools to simplify overseas investing, often used by mutual fund managers.
    Instead of buying shares of foreign companies directly in foreign markets, which may have different trade-settlement and other practices, a fund manager can buy ADRs. An ADR is a receipt, created by a U.S. bank, representing ownership of shares of a foreign company. The underlying shares are held by a custodian in the issuing company's home country. ADRs are denominated in dollars and registered with the SEC. They trade on exchanges and over the counter, as U.S. shares do. An ADR entitles the owner to dividends and capital gains produced by the underlying shares.
    An ADR will be identified by those initials in the Schedule of Investments in your fund's financial pages.

GDRS (GLOBAL DEPOSITARY RECEIPTS). Similar to ADRs. GDRs can be issued by European, Asian, U.S. or Latin American corporations, and are often issued by companies in emerging markets. They can be traded on stock exchanges around the world, thus allowing a company to raise capital in many markets, not just its home market. As with an ADR, a GDR in your fund's portfolio will be identified by those initials in the Schedule of Investments.

CURRENCY RISK. For an American investor, the risk that changes in the value of the dollar compared to other currencies will hurt an investment. For example, if your mutual fund is earning interest in British pounds, a weak dollar is good for you. If you were to sell your shares, you would have to convert the pounds into dollars. If the dollar had declined, the pounds you've earned would buy more dollars. If the dollar had risen, your pounds would buy fewer dollars.

HEDGE. An investment designed to offset the risk of another investment, often used to manage currency risk. One simple currency hedge is a forward foreign currency contract. Let's say you have an investment denominated in British pounds that you would like to protect from changes in the relative value of pounds and dollars. You could sign a contract with another party to exchange pounds and dollars on a specified later date at the exchange rate prevailing when the contract is signed. This eliminates the risk of loss (and the possibility of gain) caused solely by changes in the relative value of the two currencies. Such a forward foreign currency contract would be listed in the financial notes in your fund's annual and semiannual reports.


                         AIM GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC STOCKS & OTHER EQUITY
  INTERESTS-60.90%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-2.02%

General Motors Corp.-Class H(a)           18,500   $   393,125
--------------------------------------------------------------
Univision Communications Inc.-Class A(a)   8,300       362,793
==============================================================
                                                       755,918
==============================================================

COMMUNICATIONS EQUIPMENT-0.61%

Comverse Technology, Inc.(a)               2,200       150,700
--------------------------------------------------------------
JDS Uniphase Corp.(a)                      3,700        79,106
==============================================================
                                                       229,806
==============================================================

COMPUTERS (HARDWARE)-0.53%

Dell Computer Corp.(a)                     7,500       197,175
==============================================================

COMPUTERS (NETWORKING)-3.47%

Cisco Systems, Inc.(a)                    35,968       610,737
--------------------------------------------------------------
Juniper Networks, Inc.(a)                  9,000       531,270
--------------------------------------------------------------
VeriSign, Inc.(a)                          3,100       158,968
==============================================================
                                                     1,300,975
==============================================================

COMPUTERS (PERIPHERALS)-1.51%

Brocade Communications Systems,
  Inc.(a)                                  6,700       254,533
--------------------------------------------------------------
EMC Corp.(a)                               7,900       312,840
==============================================================
                                                       567,373
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-2.41%

Henry (Jack) & Associates, Inc.           10,000       281,900
--------------------------------------------------------------
Oracle Corp.(a)                           13,400       216,544
--------------------------------------------------------------
VERITAS Software Corp.(a)                  6,800       405,348
==============================================================
                                                       903,792
==============================================================

ELECTRIC COMPANIES-12.16%

Aquila, Inc.(a)                            6,200       187,922
--------------------------------------------------------------
Edison International(a)                   14,000       137,900
--------------------------------------------------------------
FPL Group, Inc.                           16,000       958,400
--------------------------------------------------------------
Mirant Corp.(a)                           17,264       704,371
--------------------------------------------------------------
Mirant Trust I-Series A, $3.125
  Conv. Pfd.                               3,700       303,400
--------------------------------------------------------------
Montana Power Co. (The)(a)                21,200       264,152
--------------------------------------------------------------
NRG Energy, Inc.(a)                       15,000       536,250
--------------------------------------------------------------
PG&E Corp.(a)                             12,000       107,640
--------------------------------------------------------------
Pinnacle West Capital Corp.               24,000     1,204,560
--------------------------------------------------------------
Southern Co. (The)                         6,700       156,713
==============================================================
                                                     4,561,308
==============================================================

ELECTRICAL EQUIPMENT-3.01%

Active Power, Inc.(a)                     14,000       312,900
--------------------------------------------------------------
General Electric Co.                      13,300       645,449
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                           5,800   $   169,070
==============================================================
                                                     1,127,419
==============================================================

ELECTRONICS (INSTRUMENTATION)-0.26%

Proton Energy Systems, Inc.(a)            13,700        98,229
==============================================================

ELECTRONICS (SEMICONDUCTORS)-0.63%

Analog Devices, Inc.(a)                    5,000       236,550
==============================================================

ENGINEERING & CONSTRUCTION-0.87%

Quanta Services, Inc.(a)                  12,700       326,263
==============================================================

NATURAL GAS-13.88%

Dynegy Inc.-Class A                       13,100       757,835
--------------------------------------------------------------
El Paso Corp.                             13,000       894,400
--------------------------------------------------------------
Enron Corp.                               45,800     2,872,576
--------------------------------------------------------------
KeySpan Corp.                              8,500       337,450
--------------------------------------------------------------
NewPower Holdings, Inc.(a)                10,700        92,020
--------------------------------------------------------------
Williams Cos., Inc. (The)                  6,000       253,020
==============================================================
                                                     5,207,301
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-0.55%

BJ Services Co.(a)                         2,500       205,625
==============================================================

OIL & GAS (EXPLORATION &
  PRODUCTION)-3.49%

Anadarko Petroleum Corp.                   4,800       310,176
--------------------------------------------------------------
Apache Corp.                               7,000       447,720
--------------------------------------------------------------
Devon Energy Corp.                         3,300       194,733
--------------------------------------------------------------
Kerr-McGee Corp.                           5,000       358,250
==============================================================
                                                     1,310,879
==============================================================

OIL (INTERNATIONAL INTEGRATED)-1.16%

Chevron Corp.                              2,400       231,744
--------------------------------------------------------------
Exxon Mobil Corp.                          2,300       203,780
==============================================================
                                                       435,524
==============================================================

POWER PRODUCERS (INDEPENDENT)-5.78%

AES Corp. (The)(a)                        29,976     1,428,956
--------------------------------------------------------------
Calpine Corp.(a)                          13,000       740,870
==============================================================
                                                     2,169,826
==============================================================

SERVICES (COMMERCIAL & CONSUMER)-0.92%

Convergys Corp.(a)                         9,500       346,750
==============================================================

TELECOMMUNICATIONS
  (CELLULAR/WIRELESS)-1.13%

Openwave Systems Inc.(a)                   5,300       183,433
--------------------------------------------------------------
Western Wireless Corp.-Class A(a)          5,400       240,464
==============================================================
                                                       423,897
==============================================================

                                                     MARKET
                                        SHARES        VALUE
TELEPHONE-6.51%

Broadwing Inc.(a)                         11,700   $   290,160
--------------------------------------------------------------
Qwest Communications International
  Inc.(a)                                  6,600       269,940
--------------------------------------------------------------
SBC Communications Inc.                   32,000     1,320,000
--------------------------------------------------------------
Verizon Communications Inc.               10,200       561,714
==============================================================
                                                     2,441,814
==============================================================
    Total Domestic Stocks & Other
      Equity Interests (Cost
      $19,622,696)                                  22,846,424
==============================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-27.03%

BERMUDA-0.57%

Tyco International Ltd.
  (Manufacturing-Diversified)              4,000       213,480
==============================================================

BRAZIL-0.93%

Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                              45,000       348,750
==============================================================

CANADA-0.42%

Nortel Networks Corp.
  (Communications Equipment)               6,600       100,980
--------------------------------------------------------------
Stuart Energy Systems Corp. (Power
  Producers-Independent)()(a)             13,300        57,587
==============================================================
                                                       158,567
==============================================================

FINLAND-0.89%

Nokia Oyj-ADR (Communications
  Equipment)                               9,800       335,062
==============================================================

FRANCE-4.07%

Suez Lyonnaise des Eaux S.A.
  (Manufacturing-Diversified)              3,650       539,589
--------------------------------------------------------------
TotalFinaElf S.A. (Oil-International
  Integrated)                              2,400       357,780
--------------------------------------------------------------
Vivendi Universal S.A. (Water
  Utilities)                               9,100       630,245
==============================================================
                                                     1,527,614
==============================================================

GERMANY-1.12%

E.On A.G.
  (Manufacturing-Diversified)()(a)         8,320       418,233
==============================================================

ISRAEL-1.31%

Check Point Software Technologies
  Ltd. (Computers-Software &
  Services)()(a)                           7,800       489,294
==============================================================

ITALY-3.93%

ACEA S.p.A. (Water Utilities)             72,800       687,980
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)        126,300       787,868
==============================================================
                                                     1,475,848
==============================================================

                                                     MARKET
                                        SHARES        VALUE
JAPAN-2.97%

Nippon Telegraph & Telephone Corp.
  (Telecommunications-Long Distance)          30   $   190,603
--------------------------------------------------------------
NTT DoCoMo, Inc.
  (Telecommunications-
  Cellular/Wireless)                          45       925,094
==============================================================
                                                     1,115,697
==============================================================

SPAIN-5.09%

Endesa S.A. (Electric Companies)          11,600       195,469
--------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)      39,600       671,220
--------------------------------------------------------------
Telefonica, S.A. (Telephone)(a)           28,006       474,159
--------------------------------------------------------------
Union Electrica Fenosa, S.A.
  (Electric Companies)                    30,000       567,283
==============================================================
                                                     1,908,131
==============================================================

UNITED KINGDOM-5.73%

Amdocs Ltd.
  (Telecommunications-Cellular/
  Wireless)(a)                             8,300       488,870
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                              95,060       727,613
--------------------------------------------------------------
Vodafone Group PLC
  (Telecommunications-
  Cellular/Wireless)                     307,314       933,208
==============================================================
                                                     2,149,691
==============================================================
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $8,453,440)                                   10,140,367
==============================================================
                                      PRINCIPAL
                                        AMOUNT
U.S. TREASURY SECURITIES-1.33%

U.S. Treasury Bills-1.33%
--------------------------------------------------------------
4.37%, 06/21/01 (Cost $497,025)(b)    $  500,000       497,025
==============================================================
                                        SHARES
MONEY MARKET FUNDS-8.20%

STIC Liquid Assets Portfolio(c)        1,538,923     1,538,923
--------------------------------------------------------------
STIC Prime Portfolio(c)                1,538,923     1,538,923
==============================================================
    Total Money Market Funds (Cost
      $3,077,846)                                    3,077,846
==============================================================
TOTAL INVESTMENTS-97.46% (Cost
  $31,651,007)                                      36,561,662
==============================================================
OTHER ASSETS LESS LIABILITIES-2.54%                    954,304
==============================================================
NET ASSETS-100.00%                                 $37,515,966
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Pfd.   - Preferred

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $31,651,007)*                                  $36,561,662
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,220,967
------------------------------------------------------------
  Fund shares sold                                     9,117
------------------------------------------------------------
  Dividends                                           56,215
------------------------------------------------------------
  Collateral for securities loaned                   914,479
------------------------------------------------------------
Other assets                                          17,695
============================================================
    Total assets                                  38,780,135
============================================================

LIABILITIES:

Payables for:
  Investments purchased                              194,625
------------------------------------------------------------
  Fund shares reacquired                              53,832
------------------------------------------------------------
  Collateral upon return of securities loaned        914,479
------------------------------------------------------------
Accrued administrative services fees                   4,041
------------------------------------------------------------
Accrued distribution fees                             24,304
------------------------------------------------------------
Accrued trustees' fees                                   927
------------------------------------------------------------
Accrued transfer agent fees                           20,789
------------------------------------------------------------
Accrued operating expenses                            51,172
============================================================
    Total liabilities                              1,264,169
============================================================
Net assets applicable to shares outstanding      $37,515,966
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $17,880,037
____________________________________________________________
============================================================
Class B                                          $19,250,445
____________________________________________________________
============================================================
Class C                                          $   385,484
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,550,628
____________________________________________________________
============================================================
Class B                                            1,740,231
____________________________________________________________
============================================================
Class C                                               34,927
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     11.53
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.53 divided by
      95.25%)                                    $     12.10
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     11.06
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     11.04
____________________________________________________________
============================================================

* At April 30, 2001, securities with an aggregate market value of $885,265 were on loan to brokers.

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $2,544)                                       $    154,591
------------------------------------------------------------
Dividends from affiliated money market funds          92,528
------------------------------------------------------------
Interest                                               4,001
------------------------------------------------------------
Security lending income                               24,384
============================================================
    Total investment income                          275,504
============================================================

EXPENSES:

Advisory fees                                        203,691
------------------------------------------------------------
Administrative services fees                          24,726
------------------------------------------------------------
Custodian fees                                         7,691
------------------------------------------------------------
Distribution fees -- Class A                          48,156
------------------------------------------------------------
Distribution fees -- Class B                         109,924
------------------------------------------------------------
Distribution fees -- Class C                           1,984
------------------------------------------------------------
Transfer agent fees                                   84,095
------------------------------------------------------------
Trustees' fees                                         5,820
------------------------------------------------------------
Other                                                 40,979
============================================================
    Total expenses                                   527,066
============================================================
Less: Fees waived                                    (53,621)
------------------------------------------------------------
    Expenses paid indirectly                            (512)
============================================================
    Net expenses                                     472,933
============================================================
Net investment income (loss)                        (197,429)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                              521,264
------------------------------------------------------------
  Foreign currencies                                  (4,598)
------------------------------------------------------------
  Futures contracts                                   43,257
------------------------------------------------------------
  Option contracts written                            53,736
============================================================
                                                     613,659
============================================================
  Change in net unrealized appreciation
    (depreciation) of:
  Investment securities                          (13,244,745)
------------------------------------------------------------
  Foreign currencies                                  (1,162)
============================================================
                                                 (13,245,907)
============================================================
  Net gain (loss) from investment securities,
    foreign currencies, futures contracts and
    option contracts                             (12,632,248)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(12,829,677)
____________________________________________________________
============================================================

See Notes to Financial Statements.
 8

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001 and the year ended October 31, 2000 (Unaudited)

                                                                 APRIL 30,      OCTOBER 31,
                                                                    2001            2000
                                                                ------------    ------------
OPERATIONS:

  Net investment income (loss)                                  $   (197,429)   $   (580,057)
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts and option contracts               613,659      10,080,580
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 (13,245,907)      1,680,128
============================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                                 (12,829,677)     11,180,651
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (3,585,321)     (2,273,919)
--------------------------------------------------------------------------------------------
  Class B                                                         (4,318,690)     (2,931,748)
--------------------------------------------------------------------------------------------
  Class C                                                            (69,527)         (1,316)
--------------------------------------------------------------------------------------------
  Advisor Class*                                                          --          (2,002)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          2,522,813       1,980,892
--------------------------------------------------------------------------------------------
  Class B                                                          2,094,520          30,946
--------------------------------------------------------------------------------------------
  Class C                                                            166,196         450,664
--------------------------------------------------------------------------------------------
  Advisor Class*                                                          --         (22,973)
============================================================================================
    Net increase (decrease) in net assets                        (16,019,686)      8,411,195
============================================================================================

NET ASSETS:

  Beginning of period                                             53,535,652      45,124,457
============================================================================================
  End of period                                                 $ 37,515,966    $ 53,535,652
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $ 32,197,531    $ 27,414,002
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (197,429)             --
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures contracts and
    option contracts                                                 612,439       7,972,318
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                             4,903,425      18,149,332
============================================================================================
                                                                $ 37,515,966    $ 53,535,652
____________________________________________________________________________________________
============================================================================================

* Advisor Class shares were converted to Class A shares effective as of the close of business on February 11, 2000.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Global Infrastructure Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. The Fund formerly offered Advisor Class shares; however, as of the close of business on February 11, 2000 the Advisor Class shares were converted to Class A shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares were sold without a sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

H. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

I. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

J. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. For the six months ended April 30, 2001, AIM waived fees of $53,621.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $24,726 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $50,614 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $48,156, $109,924 and $1,984, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $3,701 from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $1,016 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $487 and reductions in custodian fees of $25 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $512.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2001, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.
  At April 30, 2001, securities with an aggregate value of $885,265 were on loan to brokers. The loans were secured by cash collateral of $914,479 received by the Fund and invested in affiliated money market funds as follows: $457,239 in STIC Liquid Assets Portfolio and $457,240 in STIC Prime Portfolio. For the six months ended April 30, 2001, the Fund received fees of $24,384 for securities lending.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $10,836,490 and $15,638,716, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $ 8,896,498
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (3,985,843)
=========================================================
Net unrealized appreciation of investment
  securities                                  $ 4,910,655
_________________________________________________________
=========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 7-CALL OPTION CONTRACTS


Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ---------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
                                                              ---------    --------
Beginning of period                                               --       $     --
-----------------------------------------------------------------------------------
Written                                                          133         55,476
-----------------------------------------------------------------------------------
Closed                                                           (80)       (19,759)
-----------------------------------------------------------------------------------
Expired                                                          (53)       (35,717)
===================================================================================
End of period                                                     --       $     --
___________________________________________________________________________________
===================================================================================


NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 were as follows:

                                                                  APRIL 30, 2001             OCTOBER 31, 2000
                                                              -----------------------    ------------------------
                                                               SHARES       AMOUNT        SHARES        AMOUNT
                                                              --------    -----------    --------    ------------
Sold:
  Class A                                                      584,773    $ 8,029,223     661,981    $ 12,809,797
-----------------------------------------------------------------------------------------------------------------
  Class B                                                       60,978        805,498     222,164       4,334,670
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       12,758        174,928      32,764         654,226
-----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --           1              15
=================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      253,715      3,427,689     128,271       2,153,369
-----------------------------------------------------------------------------------------------------------------
  Class B                                                      308,008      3,997,955     164,254       2,682,268
-----------------------------------------------------------------------------------------------------------------
  Class C                                                        5,299         68,675          81           1,316
-----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --          51             875
=================================================================================================================
Conversion of Advisor Class to Class A shares:**
  Class A                                                           --             --       1,119          23,863
-----------------------------------------------------------------------------------------------------------------
  Advisor Class*                                                    --             --      (1,094)        (23,863)
=================================================================================================================
Reacquired:
  Class A                                                     (630,970)    (8,934,099)   (670,570)    (13,006,137)
-----------------------------------------------------------------------------------------------------------------
  Class B                                                     (219,213)    (2,708,933)   (372,887)     (6,985,992)
-----------------------------------------------------------------------------------------------------------------
  Class C                                                       (6,258)       (77,407)    (10,693)       (204,878)
=================================================================================================================
                                                               369,090    $ 4,783,529     155,442    $  2,439,529
_________________________________________________________________________________________________________________
=================================================================================================================

* Advisor Class share activity for the period November 1, 1999 through February 11, 2000 (date of conversion).
** Effective as of the close of business February 11, 2000, pursuant to approval by the Board of Trustees on November 3, 1999, all outstanding shares of Advisor Class shares were converted to Class A shares of the fund.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                     YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     ---------------------------------------------------
                                                                 2001       2000(a)     1999      1998(a)    1997(a)    1996(a)
                                                              ----------    -------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 18.42      $ 16.33    $ 14.18    $ 15.01    $ 14.42    $ 12.11
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.04)       (0.15)        --       0.07      (0.01)     (0.03)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.09)        4.16       3.07      (0.79)      1.32       2.34
===============================================================================================================================
    Total from investment operations                             (4.13)        4.01       3.07      (0.72)      1.31       2.31
===============================================================================================================================
Less distributions:
  Dividends from net investment income                              --           --      (0.07)        --         --         --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.76)       (1.92)     (0.85)     (0.11)     (0.72)        --
===============================================================================================================================
    Total distributions                                          (2.76)       (1.92)     (0.92)     (0.11)     (0.72)        --
===============================================================================================================================
Net asset value, end of period                                 $ 11.53      $ 18.42    $ 16.33    $ 14.18    $ 15.01    $ 14.42
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (24.62)%      25.71%     22.72%     (4.82)%     9.38%     19.08%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $17,880      $24,745    $19,958    $23,531    $38,281    $38,397
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.00%(c)     2.00%      2.00%      1.99%      2.00%      2.14%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.26%(c)     2.21%      2.22%      2.23%      2.08%      2.25%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.68)%(c)   (0.75)%     0.09%      0.52%     (0.09)%    (0.19)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             27%          66%        49%        96%        41%        41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $19,422,266.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED                     YEAR ENDED OCTOBER 31,
                                                              APRIL 30,     ---------------------------------------------------
                                                                 2001       2000(a)    1999(a)    1998(a)    1997(a)    1996(a)
                                                              ----------    -------    -------    -------    -------    -------
Net asset value, beginning of period                           $ 17.84      $ 15.94    $ 13.87    $ 14.75    $ 14.24    $ 12.03
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)       (0.24)     (0.06)        --      (0.09)     (0.09)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (3.95)        4.06       2.98      (0.77)      1.32       2.30
===============================================================================================================================
    Total from investment operations                             (4.02)        3.82       2.92      (0.77)      1.23       2.21
===============================================================================================================================
Less distributions from net realized gains                       (2.76)       (1.92)     (0.85)     (0.11)     (0.72)        --
===============================================================================================================================
Net asset value, end of period                                 $ 11.06      $ 17.84    $ 15.94    $ 13.87    $ 14.75    $ 14.24
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                 (24.83)%      25.09%     22.03%     (5.31)%     8.83%     18.37%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $19,250      $28,378    $25,134    $32,349    $57,199    $53,678
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)     2.50%      2.50%      2.49%      2.50%      2.64%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.76%(c)     2.71%      2.72%      2.73%      2.58%      2.75%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (1.18)%(c)   (1.25)%    (0.41)%     0.02%     (0.59)%    (0.69)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             27%          66%        49%        96%        41%        41%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $22,166,948.

                                                                               CLASS C
                                                              ------------------------------------------
                                                                                           MARCH 1, 1999
                                                              SIX MONTHS                    (DATE SALES
                                                                ENDED       YEAR ENDED     COMMENCED) TO
                                                              APRIL 30,     OCTOBER 31,     OCTOBER 31,
                                                                 2001         2000(a)         1999(a)
                                                              ----------    -----------    -------------
Net asset value, beginning of period                           $ 17.82        $15.94          $13.99
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.07)        (0.24)          (0.03)
--------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (3.95)         4.04            1.98
========================================================================================================
    Total from investment operations                             (4.02)         3.80            1.95
========================================================================================================
Less distributions from net realized gains                       (2.76)        (1.92)             --
========================================================================================================
Net asset value, end of period                                 $ 11.04        $17.82          $15.94
________________________________________________________________________________________________________
========================================================================================================
Total return(b)                                                 (24.86)%       24.94%          13.94%
________________________________________________________________________________________________________
========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $   385        $  412          $   16
________________________________________________________________________________________________________
========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                2.50%(c)      2.50%           2.50%(d)
--------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.76%(c)      2.71%           2.72%(d)
========================================================================================================
Ratio of net investment income (loss) to average net assets      (1.18)%(c)    (1.25)%         (0.41)%(d)
________________________________________________________________________________________________________
========================================================================================================
Portfolio turnover rate                                             27%           66%             49%
________________________________________________________________________________________________________
========================================================================================================

(a)  Calculated using average shares.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $400,082.
(d)  Annualized.

BOARD OF TRUSTEES                           OFFICERS                          OFFICE OF THE FUND
C. Derek Anderson                           Robert H. Graham                  11 Greenway Plaza
Senior Managing Partner,                    Chairman and President            Suite 100
Plantagenet Capital                                                           Houston, TX 77046
Management, LLC (an investment              Dana R. Sutton
partnership); Chief Executive Officer,      Vice President and Treasurer      INVESTMENT MANAGER
Plantagenet Holdings, Ltd.
(an investment banking firm)                Melville B. Cox                   A I M Advisors, Inc.
                                            Vice President                    11 Greenway Plaza
Frank S. Bayley                                                               Suite 100
Partner, law firm of                        Gary T. Crum                      Houston, TX 77046
Baker & McKenzie                            Vice President
                                                                              TRANSFER AGENT
Robert H. Graham                            Carol F. Relihan
President and Chief Executive Officer,      Vice President and Secretary      A I M Fund Services, Inc.
A I M Management Group Inc.                                                   P.O. Box 4739
                                            Mary J. Benson                    Houston, TX 77210-4739
Ruth H. Quigley                             Assistant Vice President and
Private Investor                            Assistant Treasurer               CUSTODIAN

                                            Sheri Steward Morris              State Street Bank and Trust Company
                                            Assistant Vice President and      225 Franklin Street
                                            Assistant Treasurer               Boston, MA 02110

                                            Juan E. Cabrera, Jr.              COUNSEL TO THE FUND
                                            Assistant Secretary
                                                                              Kirkpatrick & Lockhart LLP
                                            Jim A. Coppedge                   1800 Massachusetts Avenue, N.W.
                                            Assistant Secretary               Washington, D.C. 20036-1800

                                            Renee A. Friedli                  COUNSEL TO THE TRUSTEES
                                            Assistant Secretary
                                                                              Paul, Hastings, Janofsky & Walker LLP
                                            P. Michelle Grace                 Twenty Third Floor
                                            Assistant Secretary               555 South Flower Street
                                                                              Los Angeles, CA 90071
                                            John H. Lively
                                            Assistant Secretary               DISTRIBUTOR

                                            Nancy L. Martin                   A I M Distributors, Inc.
                                            Assistant Secretary               11 Greenway Plaza
                                                                              Suite 100
                                            Ofelia M. Mayo                    Houston, TX 77046
                                            Assistant Secretary

                                            Lisa Moss
                                            Assistant Secretary

                                            Kathleen J. Pflueger
                                            Assistant Secretary

                                            Stephen R. Rimes
                                            Assistant Secretary

                                            Timothy D. Yang
                                            Assistant Secretary

                          THE AIM FUNDS RISK SPECTRUM


On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.
    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.
    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

                            EQUITY FUNDS                                                        FIXED-INCOME FUNDS

     DOMESTIC EQUITY FUNDS                  INTERNATIONAL/GLOBAL EQUITY FUNDS               TAXABLE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                             MORE AGGRESSIVE                              MORE AGGRESSIVE

AIM Small Cap Opportunities(1)         AIM Latin American Growth                         AIM Strategic Income
AIM Mid Cap Opportunities(1)           AIM Developing Markets                            AIM High Yield II
AIM Large Cap Opportunities(2)         AIM European Small Company                        AIM High Yield
AIM Emerging Growth                    AIM Asian Growth                                  AIM Income
AIM Small Cap Growth(1)                AIM Japan Growth                                  AIM Global Income
AIM Aggressive Growth                  AIM International Emerging Growth                 AIM Floating Rate
AIM Mid Cap Growth                     AIM European Development                          AIM Intermediate Government
AIM Small Cap Equity                   AIM Euroland Growth                               AIM Limited Maturity Treasury
AIM Capital Development                AIM Global Aggressive Growth                      AIM Money Market
AIM Constellation                      AIM International Equity
AIM Dent Demographic Trends            AIM Advisor International Value                          MORE CONSERVATIVE
AIM Select Growth                      AIM Worldwide Spectrum
AIM Large Cap Growth                   AIM Global Trends                                   TAX-FREE FIXED-INCOME FUNDS
AIM Weingarten                         AIM Global Growth
AIM Mid Cap Equity                                                                               MORE AGGRESSIVE
AIM Value II                                       MORE CONSERVATIVE
AIM Charter                                                                              AIM High Income Municipal
AIM Value                                         SECTOR EQUITY FUNDS                    AIM Tax-Exempt Bond of Connecticut
AIM Blue Chip                                                                            AIM Municipal Bond
AIM Basic Value                                     MORE AGGRESSIVE                      AIM Tax-Free Intermediate
AIM Large Cap Basic Value                                                                AIM Tax-Exempt Cash
AIM Balanced                           AIM New Technology
AIM Advisor Flex                       AIM Global Telecommunications and Technology             MORE CONSERVATIVE
                                       AIM Global Infrastructure
       MORE CONSERVATIVE               AIM Global Resources
                                       AIM Global Financial Services
                                       AIM Global Health Care
                                       AIM Global Consumer Products and Services
                                       AIM Advisor Real Estate
                                       AIM Global Utilities

                                                   MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

A I M Management Group Inc. has provided leadership in the mutual fund industry since 1976 and managed approximately $154 billion in assets for nine million shareholders, including individual investors, corporate clients and financial institutions, as of March 31, 2001.
    The AIM Family of Funds--Registered Trademark-- is distributed nationwide, and AIM today is the eighth-largest mutual fund complex in the United States in assets under management, according to Strategic Insight, an independent mutual fund monitor. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $370 billion in assets under management as of March 31, 2001.

[DALBAR AWARD LOGO]                                      [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GIF-SAR-1

A I M Distributors, Inc.